UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23939

AB CARVAL CREDIT OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Matthew Johnson

AB CarVal Investors L.P.

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 952-444-4780

Date of fiscal year end: June 30, 2025

Date of reporting period: June 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2025

ANNUAL REPORT

AB CARVAL CREDIT OPPORTUNITIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MANAGEMENT REPORT

August 29, 2025

This report provides certain information for the AB CarVal Credit Opportunities Fund (the “Fund”) for the annual reporting period ended June 30, 2025.

Returns as of June 30, 2025

Average Annual Total Return – Advisor, Net (%)

	QTD	YTD	1 Yr.	3Yr.	5 Yr.	10 Yr.	Since Inception
Credit Opportunities Fund^	2.94	4.57	7.43	—	—	—	7.40
ICE BofA US High Yield Index	3.57	4.55	10.24	—	—	—	9.43

^

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Past performance does not guarantee future results. The above performance represents past performance and does not guarantee future results. Current performance may be lower or higher. Visit abfunds.com for comprehensive performance information. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes. If applicable, high double-digit returns are highly unusual and cannot be sustained; such returns are primarily achieved during favorable market conditions. Advisor Class shares have no front-end or contingent deferred sales charges, however when purchased through a financial advisor, additional fees may apply.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Credit Opportunities Fund (ABAYX) seeks to outperform US high yield over a market cycle with less volatility and lower correlation to public credit markets. The Fund provides differentiated credit exposure by employing a barbell strategy in both private and public credit. The current private credit focus includes asset-based finance, aircraft leasing and energy transition investments. Public investments include securitized credit, leveraged loans and high yield bonds. In addition to the largely uncorrelated private and public credit, the Fund provides geographic diversification by sourcing opportunities in the US as well as Western Europe.

In the first half of the calendar year, we increased our allocation to private credit and built a robust pipeline of private investment opportunities. These opportunities were spread across asset-based finance, aviation leasing and energy. The Fund delivered positive absolute returns and slightly outperformed the Benchmark for the year-to-date period with 50% less volatility.

The asset-based finance transactions were primarily in consumer and included both purchases and forward-flow agreements for loan portfolios. As banks continue to sell assets and reduce lending, we will continue to capitalize on this opportunity. One of the main advantages of asset-based finance is that it provides substantial diversification compared to other corporate fixed income investments and offers low correlation and reduced volatility relative to public fixed income. Additionally, asset-based finance is self-amortizing and includes significant structural protections. Notably, these features have helped insulate

ABFunds.com	AB Carval Credit Opportunities Fund 1

ABAYX from the recent bout of market volatility. Asset-based finance can also serve as a hedge against inflation, as the value of the collateral backing transactions tends to rise with inflation. In the first half of the year, forward-flow agreements provided steady growth to the private portfolio. Notably, we recently entered a new private partnership focused on the German housing market which is experiencing a structural undersupply of housing.

In aviation, we remain focused on the purchase and lease of mid-life narrowbody aircraft to commercial airlines. As the aviation industry grapples with the ongoing tariff narrative, we believe our aircraft leasing strategy is well-positioned to weather potential recessionary impacts, thanks to several key buffers including robust operator margins, flexible cost management and favorable supply dynamics. While consumer spending is showing signs of pulling back, business travel is expected to remain robust, anchoring our investments in aviation and hospitality.

In energy transition, we are watching tariffs closely and the Fund is only 3% invested in this area as of June 30, 2025. Policy impacting the energy transition sector was front and center in the first half of the year, as US tariff policies evolved, the One Big Beautiful Bill Act (“OBBBA”) was debated and ultimately signed into law, and an Executive Order (“EO”) related to clean energy provisions in the OBBBA was issued. Given the expected volatility, we continue to favor private deals with strong downside mitigation characteristics that are not subject to the daily volatility in public credit markets.

The tariffs, OBBBA, and the EO have reshaped the clean energy investment landscape, creating both headwinds and opportunities in the near term. Over the long term, and despite the policy backdrop, demand for increased US power generation will remain robust and meeting this need will require continued deployment of renewables and storage solutions. While new project volumes may grow slower than otherwise over the next few years, we remain confident in the long-term momentum of the energy transition. In the meantime, high-quality projects will continue to be developed and brought online, and existing assets should benefit from a slowdown in new supply additions.

In public credit, spreads remained tight across structured credit, leveraged loans and high yield bonds. However, we found pockets of opportunity that were compelling alternatives to US high yield bonds. In structured credit, we continued to add to SASB CMBS with a focus on hospitality and industrial collateral. The asset class remains attractive despite office-backed collateral weighing on the sector. We remain highly selective, favoring Class A, newer buildings in Tier 1 markets. In addition, as spreads remain tight, we have added exposure in the new issue market. We are also seeing positive risk-adjusted returns in high-quality structured products, particularly with new issue ABS in the consumer space in both the US and Europe. In corporate credit, we continued to add exposure to secured leveraged loans.

The performance of the Fund has been in line with our expectations. Our focus remains on cash-flowing assets that generate high carry and provide principal protection with upside optionality. By outperforming during drawdown months, such as April 2025 during the “Liberation Day” related volatility, we believe the Fund will outperform over the cycle.

2 AB Carval Credit Opportunities Fund	ABFunds.com

PORTFOLIO SUMMARY

June 30, 2025

The breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure (see “Consolidated Portfolio of Investments” section of the report for additional details).

Investment Strategy

Country Breakout

68.8% United States
11.3% Ireland
5.4% Italy
4.9% United Kingdom
3.1% Germany
2.1% Spain
1.4% Poland
1.1% Netherlands
0.9% France
0.7% Greece
0.3% Australia
0.1% China
0.0% Belgium

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2025

		Principal Amount (000)	U.S. $ Value

ASSET BACKED – 42.3%
Bonds – 42.3%
Alternative Energy – 0.5%
Dividend Solar Loans LLC Series 2019-1 5.68%, 08/22/2039(a)	U.S.$	461	$405,854
Mill City Solar Loan Ltd. Series 2019-1 5.92%, 03/20/2043(a)(b)		110	94,803
7.14%, 03/20/2043(a)(b)		104	73,851
Series 2019-2GS 2.00%, 07/20/2043(a)(b)		394	271,506
11.16%, 07/20/2043(a)(b)(c)(d)(e)		735	370,075
Series 2020-1 9.68%, 06/20/2047(a)(b)(c)(d)(e)(f)		1,189	351,197

			1,567,286

Asset Backed Securities – 0.1%
Turbine Engines Securitization Ltd. Series 2013-1 5.125%, 12/13/2048(a)(d)(e)		116	110,434
6.375%, 12/13/2048(a)(d)(e)		28	25,795

			136,229

Collateralized Loan Obligations – 0.7%
Nassau Euro CLO I DAC Series 1X, Class C 5.20% (EURIBOR 3 Month + 2.70%), 12/15/2034(g)	EUR	1,820	2,151,913

Commercial Mortgage-Backed Securities – 17.1%
Ashford Hospitality Trust Series 2018 5.90% (SOFR 1 Month + 1.57%), 04/15/2035(a)(g)	U.S.$	2,000	1,961,705
Atrium Hotel Portfolio Trust Series 2024 9.52%, 11/10/2029(a)		2,680	2,635,916
Banc of America Merrill Lynch Series 2025 8.312% (SOFR 1 Month + 4.00%), 02/15/2042(a)(g)		2,500	2,507,749
BOCA Commercial Mortgage Trust Series 2024, Class E 8.749% (SOFR 1 Month + 4.44%), 08/15/2041(a)(g)		930	931,194

4 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BX Commercial Mortgage Trust Series 2024 7.702% (SOFR 1 Month + 3.39%), 01/15/2042(a)(g)	U.S.$	2,000	$2,002,347
BX Trust Series 2021-ARIA, Class G 7.569% (SOFR 1 Month + 3.26%), 10/15/2036(a)(g)		2,112	2,089,023
Series 2022-PSB, Class F 11.645% (SOFR 1 Month + 7.33%), 08/15/2039(a)(g)		510	510,715
BXSC Commercial Mortgage Trust Series 2022-WSS, Class F 9.641% (SOFR 1 Month + 5.33%), 03/15/2035(a)(g)		1,750	1,754,137
Commercial Mortgage Trust Series 2024 8.192%, 12/10/2041(a)		2,000	1,996,046
CSMC Trust Series 2017-CHOP, Class F 8.794% (PRIME + 1.29%), 07/15/2032(a)(g)		220	214,631
Extended Stay America Trust Series 2021-ESH, Class G 9.427% (SOFR 1 Month + 5.11%), 07/15/2038(a)(g)		344	336,116
GS Mortgage Securities Trust Series 2024-70P, Class E 9.263%, 03/10/2041(a)		2,509	2,606,984
HIH Trust Series 2024-61P, Class F 9.749% (SOFR 1 Month + 5.44%), 10/15/2041(a)(g)		2,266	2,269,020
ILPT Commercial Mortgage Trust Series 2022 10.252% (SOFR 1 Month + 5.94%), 10/15/2039(a)(g)		1,500	1,496,567
Series 2025-LPF2, Class E 8.199%, 07/15/2042(a)		2,500	2,553,888
IP Mortgage Trust Series 2025-IP, Class F 7.712%, 06/10/2042(a)		2,500	2,540,577
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-HTL5, Class E 8.108% (SOFR 1 Month + 3.78%), 11/15/2038(a)(g)		1,608	1,579,921

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-HTL5, Class F 8.842% (SOFR 1 Month + 4.53%), 11/15/2038(a)(g)	U.S.$	1,305	$1,248,929
MTN Commercial Mortgage Trust Series 2022-LPFL, Class F 9.605% (SOFR 1 Month + 5.29%), 03/15/2039(a)(g)		2,007	2,011,184
Pembroke Property Finance 3 DAC 6.477% (EURIBOR 3 Month + 3.95%), 06/01/2043(g)	EUR	500	583,033
PGA National Resort Commercial Series 2024-RSR2, Class E 8.20% (SOFR 1 Month + 3.89%), 06/15/2039(a)(g)	U.S.$	1,000	1,008,159
Series 2024-RSR2, Class F 8.999% (SOFR 1 Month + 4.69%), 06/15/2039(a)(g)		1,375	1,376,423
SDAL Trust Series 2025 9.599% (SOFR 1 Month + 5.29%), 04/15/2042(a)(g)		2,500	2,503,571
SHR Trust Series 2024-LXRY, Class E 8.762% (SOFR 1 Month + 4.45%), 10/15/2041(a)(g)		700	694,450
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 7.012% (SOFR 1 Month + 2.70%), 01/15/2039(a)(g)		1,780	1,749,988
Series 2022-MINI, Class F 7.662% (SOFR 1 Month + 3.35%), 01/15/2039(a)(g)		2,000	1,940,328
SWCH Commercial Mortgage Trust Series 2025 7.652% (SOFR 1 Month + 3.34%), 02/15/2042(a)(g)		1,000	980,134
8.551% (SOFR 1 Month + 4.24%), 02/15/2042(a)(g)		2,000	1,944,422
THPT Mortgage Trust Series 2023-THL, Class D 9.561%, 12/10/2034(a)		1,386	1,399,733
Velocity Commercial Capital Loan Trust Series 2023-2, Class M6 10.447%, 05/25/2053(a)(d)(e)		1,307	1,206,469
Series 2023-3, Class M6 10.655%, 08/25/2053(a)(d)(e)		1,794	1,640,573

6 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-1, Class M5 10.851%, 01/25/2054(a)(d)(e)	U.S.$	888	$832,482

			51,106,414

Consumer Asset-Backed Securities – 11.0%
BBVA Consumer Auto FTA Series 2024-1 8.104% (EURIBOR 3 Month + 4.40%), 04/21/2037(g)	EUR	377	451,237
FCT Eurotruck Lease 7.166% (EURIBOR 1 Month + 5.25%), 04/30/2049(d)(e)(g)		380	446,592
9.666% (EURIBOR 1 Month + 7.75%), 04/30/2049(d)(e)(g)		1,790	2,093,772
Foundation Finance Trust Series 2025-1 8.37%, 04/15/2050(a)	U.S.$	2,016	1,988,934
GoodLeap Home Improvement Solutions Trust Series 2025-1 7.83%, 02/20/2049(a)		1,888	1,900,785
Series 2025-2, Class C 8.16%, 06/20/2049(a)(d)(e)		1,580	1,606,144
Lendbuzz Auto Receivables Trust Series 2025 12.50%, 08/15/2031(c)(d)(e)		950	12,506,071
Mariner Finance Issuance Trust Series 2025-AA, Class E 8.64%, 05/20/2038(a)		1,431	1,454,567
Newday Funding Master Issuer PLC Series 2022-2 11.222% (SONIA + 7.00%), 07/15/2030(a)(g)	GBP	800	1,101,304
PPC Zeus DAC 6.553% (EURIBOR 1 Month + 4.50%), 07/23/2029(d)(e)(g)	EUR	1,517	1,785,879
SC Germany SA Compartment Consumer Series 2022-1 7.623% (EURIBOR 1 Month + 5.50%), 10/14/2036(g)		631	775,529
10.623% (EURIBOR 1 Month + 8.50%), 10/14/2036(g)		561	688,124
Series 2024-1 6.923% (EURIBOR 1 Month + 4.80%), 01/14/2038(g)		237	280,061
Securitization of Catalogue Assets Ltd. 9.438% (SONIA + 4.25%), 01/01/2027(d)(e)(g)	GBP	567	783,118
12.158% (SONIA + 6.97%), 01/01/2027(d)(e)(g)		986	1,363,448
16.188% (SONIA + 11.00%), 01/01/2027(d)(e)(g)		540	753,313

ABFunds.com	AB Carval Credit Opportunities Fund 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stream Innovations Issuer Trust Series 2025-1, Class D 8.40%, 09/15/2045(a)	U.S.$	800	$814,999
Veros Auto Receivables Trust Series 2025-1, Class D 8.79%, 05/17/2032(a)		1,821	1,867,897

			32,661,774

Residential Mortgage-Backed Securities – 12.9%
CFMT LLC Series 2024 4.00%, 10/25/2054(a)(d)(e)		1,878	1,620,171
Clavel Residential 3 DAC Series 2023 5.661% (EURIBOR 3 Month + 3.50%), 01/28/2076(g)	EUR	513	605,054
EFMT Series 2024-INV2 7.672%, 10/25/2069(a)(d)(e)	U.S.$	2,765	2,699,064
Jeronimo Funding DAC 5.158% (EURIBOR 3 Month + 3.00%), 10/25/2064(g)	EUR	400	452,495
5.658% (EURIBOR 3 Month + 3.50%), 10/25/2064(g)		941	1,049,005
6.158% (EURIBOR 3 Month + 4.00%), 10/25/2064(g)		471	511,932
Kinbane DAC 1.03%, 06/24/2078(d)(e)		874	171,296
Mill City Mortgage Loan Trust Series 2018-4 0.00%, 04/25/2066(a)(b)(d)(e)(f)	U.S.$	3,811	– 0	–
3.074%, 04/25/2066(a)(b)(d)(e)		709	333,115
3.25%, 04/25/2066(a)(b)		427	318,762
10.66%, 04/25/2066(a)(b)(c)(d)(e)(f)		3,811	16,609
Series 2019-1 0.00%, 10/25/2069(a)(b)(d)(e)(f)		3,671	– 0	–
0.554%, 10/25/2069(a)(b)(d)(e)		214	82,072
3.523%, 10/25/2069(a)(b)(d)(e)		645	351,240
12.78%, 10/25/2069(a)(b)(c)(d)(e)(f)		3,671	15,869
Series 2019-GS2 0.00%, 08/25/2059(a)(b)(d)(e)(f)		3,068	14,643
3.25%, 08/25/2059(a)(b)(d)(e)		340	233,147
3.25%, 08/25/2059(a)(b)		256	215,490
3.864%, 08/25/2059(a)(b)(d)(e)		652	364,340
12.26%, 08/25/2059(a)(b)(c)(d)(e)(f)		3,459	55,892

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-NQM1 6.091%, 10/25/2067(a)(b)	U.S.$	367	$359,041
6.091%, 10/25/2067(a)(b)(d)(e)		221	205,391
Morgan Stanley Residential Mortgage Loan Trust Series 2024 7.387%, 10/25/2069(a)(d)(e)		1,115	1,084,092
New Residential Mortgage Loan Trust Series 2016-1 4.943%, 03/25/2056(a)(d)(e)		204	134,728
Series 2016-2 5.441%, 11/26/2035(a)(d)(e)		258	195,953
Series 2018-1 5.689%, 12/25/2057(a)(d)(e)		679	488,214
Series 2018-2 5.264%, 02/25/2058(a)(d)(e)		2,033	1,512,585
Series 2019-2 4.743%, 12/25/2057(a)(d)(e)		2,587	1,701,743
Series 2019-5 4.255%, 08/25/2059(a)(d)(e)		2,935	1,796,674
Series 2019-6 4.345%, 09/25/2059(a)(d)(e)		2,922	1,832,407
Series 2019-RPL2 3.983%, 02/25/2059(a)(d)(e)		2,618	1,377,236
Series 2023 7.523%, 10/25/2063(a)(d)(e)		2,000	1,972,777
PRP Advisors, LLC Series 2023-RCF2 4.00%, 11/25/2053(a)		1,000	889,655
Series 2025-RCF3 5.25%, 07/25/2055(a)(d)(e)		500	453,758
Shamrock Residential Series 2023-1 5.84% (EURIBOR 1 Month + 3.75%), 06/24/2071(a)(g)	EUR	487	574,408
7.588% (EURIBOR 1 Month + 5.50%), 06/24/2071(a)(d)(e)(g)		326	309,441
8.588% (EURIBOR 1 Month + 6.50%), 06/24/2071(a)(d)(e)(g)		165	132,354
9.588% (EURIBOR 1 Month + 7.50%), 06/24/2071(a)(d)(e)(g)		348	217,389
Verus Securitization Trust Series 2023-6 7.796%, 09/25/2068(a)(d)(e)	U.S.$	1,890	1,866,781
Series 2023-INV2 8.066%, 08/25/2068(a)(d)(e)		3,139	3,117,411
Series 2024-4 8.031%, 06/25/2069(a)(d)(e)		2,000	1,979,684

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-6 7.923%, 06/25/2070(a)(d)(e)	U.S.$	1,402	$1,383,280
Series 2024-7 7.834%, 09/25/2069(a)(d)(e)		2,264	2,209,814
Series 2024-8 7.615%, 10/25/2069(a)(d)(e)		785	769,401
Series 2024-9 7.368%, 11/25/2069(a)(d)(e)		2,000	1,943,479
Series 2025-1 7.349%, 01/25/2070(a)(d)(e)		500	485,288
Series 2025-5, Class B2 7.346%, 06/25/2070(a)(d)(e)		500	487,236

			38,590,416

Total Asset Backed (cost $125,495,848)			126,214,032

		Shares
LOAN PORTFOLIOS – 21.6%
Equity Investments – 20.2%
Alternative Energy – 0.8%
Coral Reef SPV SARL(b)(d)(e)(h)		1,885,013	2,379,836

Commercial Loan Portfolios – 4.6%
Powis Finance S.a r.I(b)(d)(e)(h)		1,802,556	2,302,110
SNOW Private Equity(b)(d)(e)(h)		9,326,301	11,274,808

			13,576,918

Commercial Real Estate Loans – 1.2%
CVI Thompson Holdings LLC(b)(d)(e)(h)		3,642,109	3,671,934

Consumer Loan Portfolios – 7.9%
Creditable Opportunities FD II(b)(d)(e)		2,788,128	3,483,278
CVI CB Holdings IV LLC(b)(d)(e)(h)		1,574,432	1,914,036
CVI LB Investment Trust II(b)(d)(e)		2,540,887	2,628,428
CVI MF Acquisition Trust II(b)(d)(e)(h)		1,158,711	1,229,900
CVI OCT Acquisition Trust(b)(d)(e)(h)		7,468,481	7,907,721
CVI SBT Acquisition Trust(b)(d)(e)		2,274,673	2,309,605
Obediente Enterprises LLC(b)(d)(e)(h)		2,629,274	4,076,646

			23,549,614

Residential Loan Portfolios – 5.7%
Kutxabank SA(b)(d)(e)(h)		279,214	91,422
Recknitz Ventus Lion SARL(b)(d)(e)		2,922,401	3,442,444
Renascentia SPV SRL(b)(d)(e)		9,968,623	12,402,278
RNH LAR Private Equity(b)(d)(e)		924,194	1,088,655

			17,024,799

			60,203,101

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Debt Investments – 1.4%
Alternative Energy – 1.4%
GoldenPeaks Capital 13.944% (EURIBOR 3 Month + 12.00%), 05/02/2029(b)(d)(e)(g)	EUR	3,536	$4,083,698

Total Loan Portfolios (cost $58,662,303)			64,286,799

CORPORATE SECURITIES – 20.7%
Bonds – 9.7%
Agriculture/Food – 0.3%
Constellation Insurance, Inc. 6.80%, 01/24/2030(a)	U.S.$	800	795,117

Auto/Motor Carrier – 0.3%
IHO Verwaltungs GmbH 6.375%, 05/15/2029(a)		800	799,647

Building/Construction Products – 0.3%
Century Communities, Inc. 6.75%, 06/01/2027		800	801,747
Country Garden Holdings Co. Ltd. 3.125%, 10/22/2023(h)(i)		792	59,242
5.125%, 01/17/2024(h)(i)		2,458	189,647

			1,050,636

Communications – 0.5%
Arches Buyer, Inc. 4.25%, 06/01/2028(a)		800	766,000
Univision Communications, Inc. 6.625%, 06/01/2027(a)		800	797,920

			1,563,920

Consumer – 0.7%
Cars.com, Inc. 6.375%, 11/01/2028(a)		800	800,878
Stonegate Pub Co. Financing PLC 8.768% (EURIBOR 3 Month + 6.63%), 07/31/2029(g)	EUR	605	722,525
10.75%, 07/31/2029	GBP	511	725,138

			2,248,541

Energy – 1.5%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/2028(a)	U.S.$	800	804,490
Bristow Group, Inc. 6.875%, 03/01/2028(a)		800	803,888

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Burford Capital Global Finance LLC 6.25%, 04/15/2028(a)	U.S.$	800	$792,817
Crescent Energy Finance LLC 9.25%, 02/15/2028(a)		550	572,784
SM Energy Co. 6.625%, 01/15/2027		800	800,547
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		800	827,056

			4,601,582

Financial Services – 1.1%
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		800	774,604
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, 02/01/2027(a)		800	804,890
PRA Group, Inc. 8.375%, 02/01/2028(a)		800	821,000
United Wholesale Mortgage LLC 5.50%, 04/15/2029(a)		800	775,855

			3,176,349

General Manufacturing – 0.3%
Clydesdale Acquisition Holdings, Inc. 8.75%, 04/15/2030(a)		800	819,240

Health Care – 0.5%
CHS/Community Health Systems, Inc. 5.625%, 03/15/2027(a)		800	787,448
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		800	767,536

			1,554,984

Industrials – 0.3%
Global Infrastructure Solutions, Inc. 5.625%, 06/01/2029(a)		800	795,877

Leisure/Entertainment – 1.5%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/2029(a)		800	763,288
Kedrion SpA 6.50%, 09/01/2029(a)		800	766,000
Paramount Global 6.375%, 03/30/2062		550	539,533
Penn Entertainment, Inc. 5.625%, 01/15/2027(a)		800	797,114
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, 03/01/2030		800	770,536

12 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sotheby’s 7.375%, 10/15/2027(a)	U.S.$	800	$791,280

			4,427,751

Mining/Metals – 0.3%
Mineral Resources Ltd. 8.00%, 11/01/2027(a)		800	801,914

Miscellaneous Industries – 0.5%
Grand Canyon University 5.125%, 10/01/2028		800	772,088
Rogers Communications, Inc. 5.25%, 03/15/2082(a)		800	794,000

			1,566,088

Technology – 1.1%
Amkor Technology, Inc. 6.625%, 09/15/2027(a)		800	802,000
Capstone Borrower, Inc. 8.00%, 06/15/2030(a)		800	834,000
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		800	753,728
Cloud Software Group, Inc. 6.50%, 03/31/2029(a)		800	807,560

			3,197,288

Transportation (Non Auto) – 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a)		800	800,817
Seaspan Corp. 5.50%, 08/01/2029(a)		800	759,288

			1,560,105

			28,959,039

Bank Debt – 9.5%
Agriculture/Food – 0.7%
Max US Bidco, Inc. 10/02/2030(j)		1,985	1,965,294

Auto/Motor Carrier – 1.2%
Carnaby Inventory II LLC Series 2024 12/31/2025(d)(e)(j)		1,260	1,255,590
Carnaby Inventory III LLC 12/31/2025(d)(e)(j)		2,400	2,388,480

			3,644,070

Commercial Services – 0.6%
United Talent Agency LLC Series 2025 06/10/2032(j)		1,733	1,734,666

ABFunds.com	AB Carval Credit Opportunities Fund 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications – 0.8%
Vmed O2 U.K. Holdco 4 Ltd. Series 2023 10/15/2031(j)	EUR	2,045	$2,388,773

Financial Services – 0.5%
Nexus Buyer LLC Series 2025 07/31/2031(j)	U.S.$	1,603	1,607,144

Health Care – 1.5%
Heartland Dental LLC Series 2024 8.827% (SOFR 1 Month + 4.50%), 04/28/2028(g)		1,990	1,990,208
LSCS Holdings, Inc. Series 2025 8.796% (SOFR 3 Month + 4.50%), 03/04/2032(g)		1,427	1,396,533
Schoen Klinik SE Series 2025 01/12/2031(j)	EUR	1,000	1,169,116

			4,555,857

Leisure/Entertainment – 2.6%
Banijay Entertainment S.A.S Series 2025 03/01/2028(j)	U.S.$	1,017	1,016,686
HRNI Holdings LLC Series 2021 8.696% (SOFR 3 Month + 4.25%), 12/11/2028(g)		2,745	2,669,304
Route 66 Development Authority 01/24/2031(j)		4,075	4,054,625

			7,740,615

Packaging & Containers – 0.5%
Swissport Stratosphere U Series 2024 7.785% (SOFR 3 Month + 3.50%), 04/25/2031(g)		1,458	1,465,597

Technology – 1.1%
Indy US Holdco LLC Series 2025 03/06/2028(j)		855	854,413
X Corp. 10.927% (SOFR 1 Month + 6.50%), 10/26/2029(g)		2,509	2,448,829

			3,303,242

			28,405,258

14 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Equity Investments – 1.5%
Alternative Energy – 0.2%
Intersect Power LLC(d)(e)(h)	95,560	$590,584

Financial Services – 1.3%
CVI SYM Holdings LLC(b)(d)(e)(h)	3,932,087	3,900,335

		4,490,919

Total Corporate Securities (cost $62,153,736)		61,855,216

SPECIAL OPPORTUNITIES – 5.4%
Equity Investments – 5.4%
Aviation – 5.4%
Aergo Capital Ltd.(b)(d)(e)(h) (cost $15,686,440)	15,686,439	15,956,555

SHORT-TERM INVESTMENTS – 5.4%
Investment Companies – 5.4%
Northern Institutional Treasury Portfolio, 4.17%(k) (cost $16,251,191)	16,251,191	16,251,191

Total Investments – 95.4% (cost $278,249,518)		284,563,793
Other assets less liabilities – 4.6%		13,661,897

Net Assets – 100.0%		$298,225,690

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank USA	EUR	63,931	USD	70,627	09/17/2025	$(5,063,600)
HSBC Bank USA	GBP	93	USD	123	09/17/2025	(4,298)
HSBC Bank USA	USD	12,620	EUR	11,120	09/17/2025	545,824
HSBC Bank USA	GBP	6,677	USD	9,023	12/17/2025	(150,458)
HSBC Bank USA	USD	297	GBP	220	12/17/2025	5,697

						$(4,666,835)

ABFunds.com	AB Carval Credit Opportunities Fund 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments paid by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	15,700	08/05/2027	1 Day SOFR	3.799%	Annual	$(2,339)	$5,354		$(7,693)
USD	12,800	08/05/2027	1 Day SOFR	3.799%	Annual	(1,907)	4,654		(6,561)
USD	45,758	09/03/2027	1 Day SOFR	3.496%	Annual	(427,422)	– 0	–	(427,422)
USD	11,439	09/03/2027	1 Day SOFR	3.496%	Annual	(106,856)	– 0	–	(106,856)
USD	2,002	04/21/2028	3.473%	1 Day SOFR	Annual	1,545	– 0	–	1,545
USD	2,002	04/21/2026	3.845%	1 Day SOFR	Annual	(1,994)	– 0	–	(1,994)
USD	2,002	04/21/2027	3.537%	1 Day SOFR	Annual	3,626	– 0	–	3,626

						$(535,347)	$10,008		$(545,355)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Barclay Bank PLC
Republic of Poland Government Bond, 06/20/2029*	(1.00%)	Quarterly	USD	1,551	$(27,619)	$(17,485)	$(10,134)
Republic of Poland Government Bond, 06/20/2029*	(1.00%)	Quarterly	USD	705	(10,792)	(7,628)	(3,164)
Republic of Poland Government Bond, 12/20/2029*	(1.00%)	Quarterly	USD	470	(6,770)	(7,407)	637

					$(45,181)	$(32,520)	$(12,661)

*	Termination date

**	Principal Amount less than 500

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2025, the aggregate market value of these securities amounted to $123,110,734 or 41.28% of net assets.

(b)	Affiliated investments.

(c)

The subordinated notes represented are considered equity positions in the securitized vehicle. The securitized equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and other expenses. The current estimated yield that is disclosed, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

16 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

(g)

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(h)	Non-income producing security.

(i)	Defaulted matured security.

(j)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon a published reference rate and spread, which was determined at the time of purchase.

(k)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CLO – Collateralized Loan Obligations

EURIBOR – Euro Interbank Offered Rate

PRIME – US Bank Prime Loan Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

See notes to consolidated financial statements.

ABFunds.com	AB Carval Credit Opportunities Fund 17

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

June 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $196,344,290)	$196,693,067
Affiliated issuers (cost $81,905,228)	87,870,726
Cash	13,193,703
Cash collateral due from broker	1,434,423
Foreign currencies, at value (cost $712,575)	721,357
Interest receivable	1,896,047
Receivable for investment securities sold	1,020,334
Unrealized appreciation on forward currency exchange contracts	551,521
Receivable for capital stock sold	507,789
Receivable due from Adviser	447,618
Affiliated interest receivable	119,533
Receivable for variation margin on centrally cleared swaps	40,166
Deferred offering expense	16,833
Other assets	548,013

Total assets	305,061,130

Liabilities
Unrealized depreciation on forward currency exchange contracts	5,218,356
Payable for investment securities purchased	455,459
Advisory fee payable	338,965
Administrative fee payable	118,036
Trustees’ fees	73,121
Transfer Agent fee payable	34,640
Accrued expenses	596,863

Total liabilities	6,835,440

Net Assets	$298,225,690

Composition of Net Assets
Paid-in capital	$293,421,426
Distributable earnings	4,804,264

Net Assets	$298,225,690

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$318,886	31,720	$10.05	*

Advisor	$297,885,716	29,531,776	$10.09

C	$10,534	1,044	$10.09

U	$10,554	1,046	$10.09

*	The maximum offering price per share for Class A shares was $10.50 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

18 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended June 30, 2025

Investment Income
Unaffiliated interest	$15,284,258
Affiliated interest	771,235
Operational earnings on equity investments	1,976,069
Other income	156,045	$18,187,607

Expenses
Advisory fee (see Note B)	3,319,817
Distribution fee—Class A	624
Distribution fee—Class C	80
Distribution fee—Class U	60
Transfer agency—Class A	45
Transfer agency—Advisor	41,674
Transfer agency—Class C	1
Transfer agency—Class U	1
Amortization of offering expenses	1,031,548
Administrative	522,366
Legal	492,420
Loan fees	367,429
Audit and tax	340,606
Trustees’ fees	162,395
Printing	97,122
Custody and accounting	24,357
Registration fees	9,597
Miscellaneous	298,428

Total expenses before interest expense	6,708,570
Interest expense	58,333

Total expenses	6,766,903
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,866,969)

Net expenses		4,899,934

Net investment income		13,287,673

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated investment transactions		557,424
Unaffiliated investment transactions		3,376,837
Forward currency exchange contracts		415,511
Foreign currency transactions		(381,054)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments		5,902,453
Unaffiliated investments		344,980
Forward currency exchange contracts		(5,311,554)
Swaps		(543,677)
Foreign currency denominated assets and liabilities		75,212

Net gain on investment and foreign currency transactions		4,436,132

Net Increase in Net Assets from Operations		$17,723,805

See notes to consolidated financial statements.

ABFunds.com	AB Carval Credit Opportunities Fund 19

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2025	February 23, 2024(a) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,287,673	$3,663,548
Net realized gain (loss) on investment and foreign currency transactions	3,968,718	(191,189)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	467,414	725,778

Net increase in net assets from operations	17,723,805	4,198,137
Distributions to Shareholders
Class A(b)	(4,985)	– 0	–
Advisor Class	(17,953,737)	(1,430,475)
Class C(b)	(656)	– 0	–
Class U(b)	(673)	– 0	–
Capital Stock Transactions
Net increase	121,216,697	174,477,577

Total increase	120,980,451	177,245,239
Net Assets
Beginning of period	177,245,239	– 0	–

End of period	$298,225,690	$177,245,239

(a)	Commencement of operations.

(b)	Commenced distribution on September 17, 2024.

See notes to consolidated financial statements.

20 AB Carval Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended June 30, 2025

Cash flows from operating activities
Net increase in net assets from operations		$17,723,805
Reconciliation of net increase in net assets from operations to cash provided by (used in) operating activities
Purchases of long-term investments	$(362,462,710)
Purchases of short-term investments	(16,251,191)
Proceeds from disposition of long-term investments	249,738,947
Proceeds from disposition of short-term investments	45,806,048
Net realized gain on investment transactions and foreign currency transactions	(3,968,718)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(467,414)
Net accretion of bond discount and amortization of bond premium	(749,271)
Increase in receivable for investments sold	(806,994)
Increase in interest receivable	(485,533)
Increase in affiliated interest receivable	(89,646)
Decrease in receivable due from Adviser	1,319,812
Decrease in deferred offering expense	398,030
Increase in other assets	(280,729)
Increase in cash collateral due from broker	(1,434,423)
Decrease in payable for investments purchased	(20,345,702)
Decrease in advisory fee payable	(449,949)
Decrease in administrative fee payable	(1,901)
Increase in Transfer Agent fee payable	24,128
Decrease in Trustees’ fee payable	9,266
Increase in accrued expenses	271,560
Decrease in organizational expenses payable	(799,366)
Decrease in offering expenses payable	(715,674)
Proceeds on swaps, net	(25,112)
Payments for exchange-traded derivatives settlements, net	(598,182)

Total adjustments		(112,364,724)

Net cash provided by (used in) operating activities		(94,640,919)
Cash flows from financing activities
Subscriptions of capital stock, net	110,076,217
Cash dividends paid (net of dividend reinvestments)†	(6,802,360)
Borrowing on credit facility	26,000,000
Paydowns on credit facility	(26,000,000)

Net cash provided by (used in) financing activities		103,273,857
Effect of exchange rate on cash		(305,842)

Net increase in cash		8,327,096
Cash at beginning of year		5,587,964

Cash, including foreign currency, at end of year		$13,915,060

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$11,157,691
Interest expense paid during the year	$58,333

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to consolidated financial statements.

ABFunds.com	AB Carval Credit Opportunities Fund 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2025

NOTE A

Significant Accounting Policies

The AB CarVal Credit Opportunities Fund (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on February 23, 2024. The Fund currently offers four separate classes of shares designated as Class A Shares, Advisor Shares, Class C Shares and Class U Shares (“Shares”). The Fund may offer other additional classes of Shares in the future. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include debt securities, directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securitizations.

As part of the Fund’s investment strategy, the Fund may seek to gain exposure to credit investments and derivatives through investments in AB Opportunistic Credit Fund Cayman Corporation, now known as AB COF Cayman Corporation, (organized under the laws of the Cayman Islands), AB Opportunistic Credit Fund Cayman Ltd., now known as AB COF Cayman Ltd., (organized under the laws of the Cayman Islands) and AB Opportunistic Credit Fund US Corporation, now known as AB COF US Corporation, (organized as a taxable corporation in Delaware), each a wholly-owned subsidiary of the Fund (collectively, the “Subsidiaries” and each, a “Subsidiary”). Each Subsidiary commenced operations on February 23, 2024. The Fund is the sole shareholder of each Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control each Subsidiary.

As of June 30, 2025 net assets of the Fund were $296,898,401, of which $66,558,117, or approximately 22%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiaries. This report presents the consolidated financial statements of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Subject to the

22 AB Carval Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day-to-day management of investments for the Fund.

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a daily basis to implement such policies.

The Adviser has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund operations, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any portfolio securities, and periodically thereafter, the Adviser will conduct a due diligence review of the valuation methodology utilized. Valuations are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. The Adviser periodically tests its valuations through back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act.

ABFunds.com	AB Carval Credit Opportunities Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s net asset value (“NAV”) is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser, and in accordance with the valuation policy approved by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The Fund’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. Corporate securities valued using Level 1 inputs generally represent an immaterial portion of the investment portfolio; however, they would be valued

24 AB Carval Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

using the readily available market prices. Inputs from Level 3 are also utilized for corporate securities and derivatives, depending on the information available and characteristics of the asset type. Investments in asset backed, loan portfolios, and special opportunities are valued with Level 3 inputs primarily using a discounted cash flow analysis. This analysis takes into consideration risk adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, and other similar factors that have or will influence the exit of the investment. However, certain structured credit and special opportunities investments may be valued using a market approach depending on the availability of broker quotes or other information. Further, certain asset backed investments may be valued using Level 2 inputs depending on the information available. All forward foreign currency contracts held at June 30, 2025 were valued using Level 2 inputs which include forward rates.

The Fund may use Special Purpose Vehicles (“SPVs”) or other similar vehicles to facilitate its investments in various strategies. The Fund will provide funding to the SPVs in a form of a loan receivable and/or an equity contribution. The SPVs, in turn purchase and own the underlying investment assets. In these instances, the Fund’s loan receivable and/or equity contributions represent the instrument that is fair valued.

As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Fund does not consolidate its investments in non-investment companies, such as the SPVs that were previously described. The Fund’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. As of June 30, 2025, the Fund’s share of third-party debt outstanding at the SPVs was $129.0 million and related interest expense for the year ended June 30, 2025 was $3.6 million. The Fund has guaranteed performance of $6.7 million of the third-party debt outstanding and the fair value of this guarantee at June 30, 2025 has been considered as part of the valuation process.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

ABFunds.com	AB Carval Credit Opportunities Fund 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2025:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Asset Backed	$	– 0	–	$66,724,096		$59,489,936	(a)	$126,214,032
Loan Portfolios		– 0	–	– 0	–	64,286,799		64,286,799
Corporate Securities		– 0	–	53,720,227		8,134,989		61,855,216
Special Opportunities		– 0	–	– 0	–	15,956,555		15,956,555
Short-Term Investments		16,251,191		– 0	–	– 0	–	16,251,191

Total Investments in Securities		16,251,191		120,444,323		147,868,279	(a)	284,563,793
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	551,521		– 0	–	551,521
Centrally Cleared Interest Rate Swaps		– 0	–	5,171		– 0	–	5,171	(c)
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(5,218,356)		– 0	–	(5,218,356)
Centrally Cleared Interest Rate Swaps		– 0	–	(540,518)		– 0	–	(540,518	)(c)
Credit Default Swaps		– 0	–	(45,181)		– 0	–	(45,181)

Total		$16,251,191		$115,196,960		$147,868,279	(a)	$279,316,430

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards, swaps, options and warrants, which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed		Corporate Securities		Loan Portfolios
Balance as of 06/30/2024	$32,941,831		$4,122,659		$2,634,908
Accrued discounts/(premiums)	94,103		– 0	–	– 0	–
Realized gain (loss)	74,127		– 0	–	146,847
Change in unrealized appreciation/(depreciation)	(710,662)		80,243		5,786,272
Purchases	36,949,540		12,411,561		91,116,101
Sales/Paydowns	(9,640,415)		(8,479,474)		(35,397,329)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(218,588)		– 0	–	– 0	–

Balance as of 06/30/2025	$59,489,936		$8,134,989		$64,286,799

Net change in unrealized appreciation/(depreciation) from investments held as of 06/30/2025	$(1,118,572)		$80,243		$5,786,272

26 AB Carval Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Special Opportunities		Total
Balance as of 06/30/2024	$14,813,252		$54,512,650
Accrued discounts/(premiums)	– 0	–	94,103
Realized gain (loss)	– 0	–	220,974
Change in unrealized appreciation/(depreciation)	148,190		5,304,043
Purchases	15,646,543		156,123,745
Sales/Paydowns	(14,651,430)		(68,168,648)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(218,588)

Balance as of 06/30/2025	$15,956,555		$147,868,279

Net change in unrealized appreciation/(depreciation) from investments held as of 06/30/2025	$148,190		$4,896,133

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2025.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 06/30/25	Valuation Technique	Unobservable Input	Input Range/ Weighted Average***
Asset Backed	$5,526,964	Broker Quotes and/or 3rd Party Pricing Services**	N/A	N/A
	$17,499,353	Discounted Cash Flow	Discount Rate	3.50-25.29% / 11.11%
	$36,463,619	Market Comparables	Market Spread*	221-893bps / 505bps

	$59,489,936

Corporate Securities	$3,644,070	Discounted Cash Flow	Discount Rate	18.64%
	$4,490,919	Discounted Cash Flow	Discount Rate	12.82%-20.00%/ 13.48%

	$8,134,989

Loan Portfolios	$60,203,101	Discounted Cash Flow	Discount Rate	12.50-20.00% / 14.10%
	$4,083,698	Discounted Cash Flow	Discount Rate	15.40%

	$64,286,799

Special Opportunities	$15,956,555	Discounted Cash Flow	Discount Rate	7.45-20.03% / 14.55%

*	The Market Spreads are compared to related U.S. Treasuries and used to calculate the fair value.

ABFunds.com	AB Carval Credit Opportunities Fund 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

**

The valuation is based on non-binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Adviser and may be adjusted for timing or other market events, if necessary.

***

Represents the range of discount rates or spreads that are utilized as an input by the Adviser for purposes of generating a fair value. Weighted average excludes investments that have been marked to zero fair market value when applicable.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate and Market Spread in isolation would be expected to result in a significantly higher (lower) fair value measurement.

2. Organizational and Offering Costs

Organizational and offering costs of the Fund were initially paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser are recorded as a Payable to Adviser—organizational expenses in the consolidated statement of assets and liabilities. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser—deferred offering costs in the consolidated statement of assets and liabilities and will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be amortized over the shorter of the offering period or 12 months on a straight-line basis.

The Adviser will bear the Fund’s organizational costs and the offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note B, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean rates of exchange on the reporting date of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RIC”) and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the AB COF Cayman Corporation’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the AB COF Cayman Corporation’s contemplated activities also cannot be carried forward to reduce future AB COF Cayman Corporation’s income in subsequent years. However, if the AB COF Cayman Corporation’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Realized gains and losses on securities transactions are determined on a specific identification basis when sold. For equity investments held through SPVs, distributions received are recorded as operational earnings or a recovery of the investment which may result in realized gains and losses depending on the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

nature of the underlying investment activity. Interest income is accrued on debt investments as earned, net of any applicable withholding taxes. Premiums and discounts are amortized/accreted on performing positions. Dividends are recorded as earned. Expenses are recorded on an accrual basis as incurred, including interest expense and dividend expense on short positions.

To the extent loans or debt investments contain payment-in-kind (“PIK”) provisions, PIK interest is generally accrued at the agreed upon rate and recorded as interest income. The settlement of PIK is typically received as cash or is capitalized into the principal balance of the investment and included in the valuation, as determined by the investment provisions, determination of the borrower and the overall market for the investment.

Debt investments are generally placed on non-accrual status and a reserve is provided for accrued interest receivable when there is reasonable doubt that principal or interest will be collected in full. Interest payments received on non-accrual debt investments would be recognized as income or applied to principal depending on the treatment by the borrower and market treatment.

6. Cash and Cash Equivalents

Cash and cash equivalents consists primarily of bank deposits. Cash deposits are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

7. Fund Valuation

The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.

8. Issuance of Shares

Subscriptions are accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement, including the qualification as an “accredited investor” as defined in Regulation D under the 1933 Act. An investor becomes a Shareholder, and the shares are issued as of the date of settlement. The number of shares issued to an investor is calculated based on the NAV per Share in effect on the date the Fund receives the subscription.

Shareholders are able to liquidate their investment through the Fund’s share repurchase program.

9. Repurchase of Shares

The Fund conducts quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

quarterly repurchases commence in the months of January, April, July and October. During the year ended June 30, 2025, there were four quarterly repurchase offers completed. As a part of these offers, 5,683,365 shares were redeemed.

The Fund determines the NAV applicable to repurchases on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer).

If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro-rata basis.

10. Distributions

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares are issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.

Dividends and distributions to Shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund makes a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses, as required by the rules to maintain its status as a RIC. There were four ordinary dividends made. The first on August 20, 2024 was a dividend of $0.1146 per share for the Advisor Class. The second on November 21, 2024 was a dividend of $0.2887 per share for Class A, $0.3046 per share for the Advisor Class, $0.2843 per share for Class C, and $0.2887 per share for Class U. The third on February 21, 2025 was a dividend of $0.1685 per share for Class A, $0.1867 for the Advisor Class, $0.1623 for Class C, and $0.1685 for Class U. The fourth on May 22, 2025 was a dividend of $0.1421 for Class A, $0.1579 for the Advisor Class, $0.1336 for Class C and $0.1397 for Class U. In addition, on December 17, 2024, a long term capital gain dividends was made for $0.0476 per share, $0.0476 per share, $0.0476 per share and $0.0476 per share for Class A,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Advisor Class, Class C and Class U, respectively. Additionally, a short term capital gain dividend was made for $0.0277 per share, $0.0277 per share, $0.0277 per share and $0.0277 per share for Class A, Advisor Class, Class C and Class U, respectively. The total cash payout for the Shareholders that had elected to “opt out” of the DRIP resulted in cash distributions $4,310 for Class A and $6,784,647 for the Advisor Class.

11. Guarantees and Commitments

The Fund may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Fund to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Fund may enter into standby funding agreements or have off-balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Fund’s investment position. These arrangements are considered from a valuation perspective and management does not anticipate concerns regarding the future ability to satisfy such agreements.

The Fund has an obligation to fund a credit facility for a Polish solar development company. The company has the ability to draw on the credit facility for a period of 18 months, with an expiration in October 2025. The Fund’s expected future investment is estimated to be approximately $568 thousand.

The Fund also entered into an obligation to purchase non-prime auto loans under a forward-flow commitment. The investment agreement expires in February 2026. The Fund may terminate the agreement upon the occurrence of certain conditions . The Fund’s portion of the total future investment is estimated to be approximately $19.6 million.

The Fund also entered into an obligation to purchase unsecured point-of-sale automotive repair and dental loans under a forward-flow commitment. The investment agreement expires in February 2026. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $29.2 million.

The Fund entered into an agreement to purchase near-prime consumer powersports loans under a forward-flow commitment. The investment agreement expires upon the earlier of reaching the purchase commitment amount and August 2025. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $13.5 million.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund also entered into an obligation to purchase non-prime consumer loans consisting of vehicle equity loans secured by automobiles under a forward-flow commitment. The investment agreement expires upon reaching the purchase commitment amount. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $13.4 million.

12. Margin

The following table summarizes accounts held by entities within the Fund structure that have borrowing capabilities. These accounts can be used to purchase investments on margin. As of June 30, 2025, AB COF Cayman Ltd., which is an entity within the Fund structure, had a net asset value of $42.1 million. This entity had a prime broker and swap facility with Barclays and J.P. Morgan. The net asset value represents the net assets of the respective entities. The borrowing capacity associated with the agreements described above is determined by the type and value of the collateral, credit worthiness of the parties, and the market conditions and is generally less than 50% of the net assets.

As of June 30, 2025, the Fund did not have any margin payable. Interest income on the amounts held is generally accrued at the Overnight Bank Funding Rate (OBFR), the Sterling Overnight Index Average (SONIA), or the Euro Short-Term Rate (ESTR), less 0 to 45 basis points. Interest expense on the amounts owed is generally accrued at the OBFR, SONIA, ESTR, or Euribor plus 25 to 250 basis points, or the Effective Federal Funds Rate.

13. Credit Facility

The Fund has a revolving credit facility with BNP Paribas, and is collateralized by the net asset value of the Fund. The facility went into effect on August 2, 2024, with an expiration of August 1, 2025 that was extended until August 15, 2025 and is pending a further extension with the Board. Interest on borrowed amounts is charged at a rate equal to the Secured Overnight Financing Rate (SOFR) plus 165 basis points. As of June 30, 2025, there was no balance outstanding of the $50.0 million maximum commitment amount. For the year ended June 30, 2025, interest expense was $58,333 and the amount was included in interest expense on the consolidated statement of operations. For the year ended June 30, 2025, the Fund had borrowings under the credit facility as follows:

Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 449,315	$ 16,000,000	6.18%

14. Segment Information

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280) Improvement to Reportable Segment

ABFunds.com	AB Carval Credit Opportunities Fund 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Disclosure (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cashflows. The Adviser, acts as the Fund’s chief operating decisionmaker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its agreements, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has contractually agreed to reimburse expenses (exclusive of management fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets (“Expense Cap”). This contractual arrangement will remain in effect at least until September 30, 2025, unless the Board approves its earlier termination.

For the year ended June 30, 2025, reimbursements amounted to $1,866,969. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed. Such reimbursements that are subject to repayment amount to $3,634,399, which include recoupment expiration of:

2027	Amount	2028	Amount
February	$835,622	January	$153,915
March	158,227	February	129,681
April	153,152	March	128,786
May	150,243	April	125,378
June	470,186	May	131,016

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2027	Amount	2028	Amount
July	$221,769	June	$447,618
August	9,072
September	106,357
October	155,779
November	124,188
December	133,410

Under a separate Administrative Reimbursement Agreement, AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administrative Reimbursement Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. For the year ended June 30, 2025, the Fund reimbursed the Adviser under the Administrative Reimbursement Agreement in the amount of $300,304. This amount is subject to the Expense Cap.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $41,718 for the year ended June 30, 2025. This amount is subject to the Expense Cap.

AllianceBernstein Investments, Inc. (the “Distributor”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class C and Class U shares, respectively, for the year ended June 30, 2025. The Adviser Class shares are not subject to a contingent deferred sales charge.

A summary of the Fund’s transactions in affiliated entities controlled by the Adviser for the year ended June 30, 2025 is as follows:

Issuer	Market Value 06/30/2024 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr. (Depr.) (000)	Amortization of Premium/ Discount (000)		Market Value 06/30/2025 (000)	Income (000)
Aergo Capital Ltd.	14,813		15,647	15,176	525	148	– 0	–	15,957	752
Coral Reef SPV SARL	– 0	–	2,166	125	2	337	– 0	–	2,380	– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 06/30/2024 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)	Amortization of Premium/ Discount (000)		Market Value 06/30/2025 (000)		Income (000)
Creditable Opportunities FD	– 0	–	3,285		330		9		519	– 0	–	3,483		8
CVI CB Holdings IV LLC	– 0	–	3,225		1,651		– 0	–	340	– 0	–	1,914		26
CVI LB Investment Trust II	– 0	–	3,151		611		– 0	–	88	– 0	–	2,628		13
CVI MF Acquisition Trust II	– 0	–	2,160		1,001		– 0	–	71	– 0	–	1,230		39
CVI OCT Acquisition Trust	– 0	–	31,884		24,415		– 0	–	439	– 0	–	7,908		152
CVI SBT Acquisition Trust	– 0	–	6,968		4,694		– 0	–	35	– 0	–	2,309		10
CVI SYM Holdings LLC	– 0	–	12,411		8,473		6		(32)	– 0	–	3,900		745
CVI Thompson Holdings LLC	– 0	–	3,642		– 0	–	– 0	–	30	– 0	–	3,672		327
GoldenPeaks Capital, 05/02/2029, 14.328%	2,329		1,467		– 0	–	– 0	–	288	– 0	–	4,084		461
Italy Hotels Srl, Series 2021, 10.702%, 11/25/2027	1,170		– 0	–	1,180		(7)		16	1		– 0	–	52
Italy Hotels Srl, Series 2021, 7.202%, 11/25/2027	1,072		– 0	–	1,075		(14)		16	1		– 0	–	31
Kutxabank SA	306		– 0	–	121		1		(95)	– 0	–	91		(15)
Mill City Mortgage Loan Trust, Series 2018-4, 3.074%, 04/25/2066	352		– 0	–	2		(1)		(18)	2		333		19
Mill City Mortgage Loan Trust, Series 2018-4, 0.00%, 04/25/2066	17		– 0	–	– 0	–	0	*	0 *	– 0	–	17		– 0	–
Mill City Mortgage Loan Trust, Series 2018-4, 3.250%, 04/25/2066	292		– 0	–	– 0	–	– 0	–	26	1		319		14
Mill City Mortgage Loan Trust, Series 2019-1, 0.00%, 10/25/2069	17		– 0	–	– 0	–	(1)		0 *	– 0	–	16		– 0	–
Mill City Mortgage Loan Trust, Series 2019-1, 3.523%, 10/25/2069	371		– 0	–	– 0	–	– 0	–	(21)	1		351		22
Mill City Mortgage Loan Trust, Series 2019-1, 0.554%, 10/25/2069	88		– 0	–	– 0	–	– 0	–	(8)	2		82		5
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.00%, 08/25/2059	70		– 0	–	11		(2)		(1)	– 0	–	56		– 0	–
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.08%, 08/25/2059	16		– 0	–	– 0	–	– 0	–	(1)	– 0	–	15		2

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 06/30/2024 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)	Amortization of Premium/ Discount (000)		Market Value 06/30/2025 (000)		Income (000)
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	276		– 0	–	80		11		7	2		216		9
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	213		– 0	–	– 0	–	– 0	–	19	1		233		11
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.864%, 08/25/2059	374		– 0	–	– 0	–	– 0	–	(12)	3		365		25
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	393		– 0	–	53		– 0	–	18	1		359		23
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	186		– 0	–	– 0	–	– 0	–	19	0	*	205		14
Mill City Solar Loan, 0.00%, 03/20/2043	239		– 0	–	241		– 0	–	1	1		– 0	–	– 0	–
Mill City Solar Loan, 0.00%, 07/20/2043	428		– 0	–	– 0	–	– 0	–	(69)	11		370		– 0	–
Mill City Solar Loan, 0.00%, 06/20/2047	406		– 0	–	61		– 0	–	6	– 0	–	351		– 0	–
Mill City Solar Loan, 2.00%, 07/20/2043	296		– 0	–	52		– 0	–	3	24		271		8
Mill City Solar Loan, 5.92%, 03/20/2043	107		– 0	–	16		– 0	–	0 *	4		95		7
Mill City Solar Loan, 7.14%, 03/20/2043	84		– 0	–	10		– 0	–	(1)	1		74		8
Powis Finance SARL	– 0	–	13,995		333		7		998	– 0	–	14,667		19
Obediente Enterprises LLC	– 0	–	3,666		286		4		692	– 0	–	4,076		6
Recknitz Ventus Lion SARL	– 0	–	3,330		– 0	–	– 0	–	112	– 0	–	3,442		– 0	–
Renascentia SPV SRL	– 0	–	10,653		200		17		1,932	– 0	–	12,402		10

Total							$557		$5,902	$56		$87,871		$2,803

*	Less than $500

As of June 30, 2025, Aergo Capital Limited, which is the Fund’s investment into Aergo Holdings Limited, is deemed to be a significant subsidiary of the Fund in accordance with the definition of a “significant subsidiary” as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021).

Pursuant to Regulation S-X 4-08(g), Summarized financial information of subsidiaries not consolidated and 50 percent or less owned persons, summarized financial information for Aergo Holdings Limited is included below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables show summarized financial statement information for Aergo Holdings Limited for the year ended June 30, 2025. Amounts are presented in thousands and are unaudited.

Summary Balance Sheet	As of June 30, 2025
Non-Current Assets	1,687,278
Current Assets	176,037

Total Assets	1,863,315
Non-Current Liabilities	2,137,186
Current Liabilities	62,215

Total Liabilities	2,199,401
Total Net Assets/(Liabilities)	(336,086)

Summary Income Statement	For the Six Months ended June 30, 2025(1)
Total Revenue	175,434
Total Operating Expenses	(17,342)

Total Operating Income	158,092
Depreciation & Amortization	(34,154)
Interest Expense	(83,629)
Gain (Loss) on Derivative Financial Instruments	(1,975)
Tax Benefit	(4,792)

Net Income (loss) after Tax	33,542

(1)	The period presented is for the six months ended June 30, 2025, as Aergo Holdings Limited only presents financial information semi-annually.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under 1940 Act. Under the Agreement, Advisor Shares are not subject to distribution and servicing fees. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .75% of the Fund’s average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class C shares and .75% of the average daily net assets attributable to Class U shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety to compensate broker-dealers or other persons for providing distribution assistance and promotional activities.

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NOTE D

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$362,462,613		$227,650,749
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$274,069,911

Gross unrealized appreciation	$19,808,889
Gross unrealized depreciation	(14,562,370)

Net unrealized appreciation	$5,246,519

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund enters into forward currency exchange contracts in order to manage the foreign exchange rate risk related to investments denominated in foreign currency.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2025, the Fund held forward currency exchange contracts for hedging purposes.

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•	Swaps

The Fund enters into various swap arrangements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund is subject to credit price risk in the normal course of pursuing its investment objectives. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest

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rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended June 30, 2025, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended June 30, 2025, the Fund held credit default swaps to manage its exposure to the market or certain sectors of the market, and to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the year ended June 30, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on swaps	$5,171	*	Payable for variation margin on swaps	$550,526	*

Credit contracts				Payable for variation margin on swaps	12,661	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	551,521		Unrealized depreciation on forward currency exchange contracts	5,218,356

Total		$556,692			$5,781,543

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$415,511		$(5,311,554)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	– 0	–	(545,355)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	– 0	–	1,678

Total		$415,511		$(5,855,231)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2025:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,089,788
Average principal amount of sale contracts	$64,174,290
Centrally Cleared Interest Rate Swaps:
Average notional amount	$87,335,064	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,509,077

(a)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
HSBC Bank USA	$551,521	$(551,521)	$	– 0	–	$	– 0	–	$ – 0	–

Total	$551,521	$(551,521)	$	– 0	–	$	– 0	–	$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
HSBC Bank USA	$5,218,356	$(551,521)	$	– 0	–	$	– 0	–	$4,666,835

Total	$5,218,356	$(551,521)	$	– 0	–	$	– 0	–	$4,666,835	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for

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investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Transactions in shares of capital stock were as follows:

	Shares			Amount
	Year Ended June 30, 2025	February 23, 2024(a) to June 30, 2024		Year Ended June 30, 2025	February 23, 2024(a) to June 30, 2024

Class A(b)
Shares sold	31,652	– 0	–	$313,442	$	– 0	–

Shares issued in reinvestment of dividends and distributions	68	– 0	–	675		– 0	–

Net increase	31,720	– 0	–	$314,117	$	– 0	–

Advisor Class
Shares sold	16,677,408	17,312,103		$167,163,700		$173,445,929

Shares issued on reinvestment of dividends and distributions	1,123,284	102,346		11,155,689		1,031,648

Shares redeemed	(5,683,365)	– 0	–	(57,438,198)		– 0	–

Net increase	12,117,327	17,414,449		$120,881,191		$174,477,577

Class C(b)
Shares sold	978	– 0	–	$10,031	$	– 0	–

Shares issued in reinvestment of dividends and distributions	66	– 0	–	655		– 0	–

Net increase	1,044	– 0	–	$10,686	$	– 0	–

Class U(b)
Shares sold	978	– 0	–	$10,031	$	– 0	–

Shares issued in reinvestment of dividends and distributions	68	– 0	–	672		– 0	–

Net increase	1,046	– 0	–	$10,703	$	– 0	–

(a)	Commencement of operations.

(b)	Commenced operations September 17, 2024.

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NOTE F

Risks Involved in Investing in the Fund

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

The success of the Fund may be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund and its intermediaries, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets, the larger the positions, the greater the potential for loss.

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine or the conflict between Israel and Hamas), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due

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to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of COVID-19 as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

The performance of the Fund may be volatile and subject to risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment

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portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the

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occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may directly or indirectly invest in mortgage real estate investment trusts (“REITs”). A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (e.g., real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield

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volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code (the “Code”), no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

NOTE G

Tax Information

The tax character of distributions paid during the fiscal years ended June 30, 2025 and June 30, 2024 was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$16,952,116	$1,430,475
Long Term Capital Gain(a)	1,007,935	– 0	–

Total distributions paid	$17,960.051	$1,430,475

(a)

The Fund is designating as long-term capital dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2025.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of June 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$1,544,450
Unrealized appreciation	5,350,287	(a)
Other temporary differences	(228,630	)(b)
Other losses	(1,861,843	)(c)

Total accumulated earnings	$4,804,264

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiaries, investments in partnerships, swaps and debt instruments, and the tax deferral of losses on wash sales.

(b)	Other temporary differences is attributable to amortization of organizational costs.

(c)	As of June 30, 2025, the Fund had a qualified late-year ordinary loss deferral of $1,861,843.

During the current fiscal period, permanent differences primarily due to book to tax differences associated with the treatment of earnings from the Subsidiaries, expenses that are nondeductible for tax purposes and tax treatment of cost basis of transferred assets, resulted in adjustments of a net increase to distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

ABFunds.com	AB Carval Credit Opportunities Fund 57

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04

Net increase in net asset value from operations	.46

Less: Dividends and Distributions

Dividends from net investment income	(.59)

Distributions from net realized gain on investment transactions	(.08)

Total dividends and distributions	(.67)

Net asset value, end of period	$ 10.05

Total Return

Total investment return based on net asset value(d)	4.78	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$319

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.61	%^

Expenses, before waivers/reimbursements	3.63	%^

Net investment income(c)	5.41	%^

Portfolio turnover rate	112%

See footnote summary on page 61.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2025		February 23, 2024(f) to June 30, 2024

Net asset value, beginning of period	$ 10.18		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.60		.25

Net realized and unrealized gain on investment and foreign currency transactions	.15		.02

Net increase in net asset value from operations	.75		.27

Less: Dividends and Distributions

Dividends from net investment income	(.76)		(.09)

Distributions from net realized gain on investment transactions	(.08)		– 0	–

Total dividends and distributions	(.84)		(.09)

Net asset value, end of period	$ 10.09		$ 10.18

Total Return

Total investment return based on net asset value(d)	7.75	%(g)	2.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297,887		$177,245

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.21%		2.03	%^

Expenses, before waivers/reimbursements	3.06%		5.39	%^

Net investment income(c)	6.00%		6.97	%^

Portfolio turnover rate	112%		32%

See footnote summary on page 61.

ABFunds.com	AB Carval Credit Opportunities Fund 59

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04

Net increase in net asset value from operations	.49

Less: Dividends and Distributions

Dividends from net investment income	(.58)

Distributions from net realized gain on investment transactions	(.08)

Total dividends and distributions	(.66)

Net asset value, end of period	$ 10.09

Total Return

Total investment return based on net asset value(d)	5.00	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	3.23	%^

Expenses, before waivers/reimbursements	4.06	%^

Net investment income(c)	5.71	%^

Portfolio turnover rate	112%

See footnote summary on page 61.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class U
	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03

Net increase in net asset value from operations	.50

Less: Dividends and Distributions

Dividends from net investment income	(.59)

Distributions from net realized gain on investment transactions	(.08)

Total dividends and distributions	(.67)

Net asset value, end of period	$ 10.09

Total Return

Total investment return based on net asset value(d)	5.17	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.99	%^

Expenses, before waivers/reimbursements	3.82	%^

Net investment income(c)	5.96	%^

Portfolio turnover rate	112%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

Expenses, net of waivers/reimbursements is inclusive of financing and investment specific expenses, which are excluded from the expense limitation agreement. These expenses were .54%, .23%, 1.23% and .98% of the total for Class A, Advisor Class, Class C and Class U, respectively. Excluding these costs, the expense ratio to average net assets would have been 2.07%, 1.98%, 2.00% and 2.01% for Class A, Advisor Class, Class C and Class U, respectively.

(f)	Commencement of operations.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

ABFunds.com	AB Carval Credit Opportunities Fund 61

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

AB CarVal Credit Opportunities Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB CarVal Credit Opportunities Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and the period from February 23, 2024 (commencement of operations) through June 30, 2024, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the periods in the two-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the periods in the two-year period then ended, and the consolidated financial highlights for each of the periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2025, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Fund’s auditor since 2024.

Chicago, Illinois

August 29, 2025

ABFunds.com	AB Carval Credit Opportunities Fund 63

BOARD OF TRUSTEES

John G. Jordan(1), Chair Terry Sebastian(1) Richard Pontin(1)	Matthew Bass(1) Kate Whalen(1)

OFFICERS

James Ganley President and Principal Executive Officer Leon Hirth Secretary Matthew Johnson Treasurer, Principal Financial Officer and Principal Accounting Officer	Christie Oberg Chief Compliance Officer Jennifer Friedland Deputy Chief Compliance Officer

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Distributors

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Independent Registered Public Accounting Firm KPMG LLP Suite 600 350 N. 5th Street Minneapolis, MN 55401

(1)	Member of the Audit Committee

64 AB Carval Credit Opportunities Fund	ABFunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INTERESTED TRUSTEES

Matthew Bass Age: 46 (2024)	Head of Private Alternatives for AB (2010 – Present)	1	Director of AB Private Credit Investors Corporation (2016 – Present)

Kate Whalen Age: 39 (2024)	Managing Director, CAO of Private Alternatives for AB (2020 – Present)	1	None

INDEPENDENT TRUSTEES

John G. Jordan, Chair of the Board Age: 54 (2024)	Independent Consultant (2016 – Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021); All Tune and Lube Holding, LLC (2025 – Present)	1	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 – 2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

Terry Sebastian Age: 57 (2024)	Chief Executive Officer, Savannah Food Company (2024 – Present); Operating Partner at Lake Pacific Partners LLC (2018 – Present); Chief Executive Officer of Cal Pacific Specialty Foods, LLC (2011 – 2018)	1	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 – Present); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

ABFunds.com	AB Carval Credit Opportunities Fund 65

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INDEPENDENT TRUSTEES (continued)

Richard Pontin Age: 71 (2024)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	1	Board Member of Tangoe (2007 – 2017); Board Member of PlumChoice Inc. (2010 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

*	The address for each of the Fund’s Independent Trustees is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

66 AB Carval Credit Opportunities Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
James Ganley Age: 57	President and Principal Executive Officer	Managing Principal for the Adviser (2016 – Present)

Matthew Johnson Age: 42	Treasurer, Principal Financial Officer, Principal Accounting Officer	Managing Director of Financial Control for the Adviser (2016 – Present)

Christie Oberg Age: 54	Chief Compliance Officer	Chief Compliance Officer and Senior Counsel for the Adviser (2014 – Present).

Jennifer Friedland Age: 51	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer for AB Funds (2021 – 2022); Chief Compliance Officer AB Private Credit Investors Corporation (2021 – Present); Chief Compliance Officer AB/SCB Funds (2023 – Present); Vice President and Director of Subadvisory Fund Compliance for AB (2020 – Present)

Leon Hirth Age: 55	Secretary	Senior Vice President Alternatives Legal (2020 – present); Counsel for Shearman & Sterling LLP (2019 – 2020); General Counsel and Chief Compliance Officer at Stellam Investment Management (2013 – 2019)

ABFunds.com	AB Carval Credit Opportunities Fund 67

NOTES

68 AB Carval Credit Opportunities Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB CarVal Credit Opportunities Fund

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

IVF-COF-0151-0625

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(c) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) The Code of Ethics is not posted on the registrant’s website.

(f) A copy of the registrant’s Code of Ethics is filed herewith as Exhibit 19(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard S. Pontin. Mr. Pontin is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the Fund’s principal accountant KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), and (iii) professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	Audit Fees	Audit-Related Fees	Tax Fees
2025	$230,000	-0-	-0-
2024	$155,000	$25,000	-0-

(d) Not applicable.

(e) (1) The Fund’s Audit Committee policies and procedures require the pre-approval by the Audit Committee of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval by the Audit Committee of all non-audit services provided to AB CarVal Investors, L.P., the Fund’s investment adviser (the “Adviser”), or any entity controlling, controlled by or under common control with the Adviser which provides ongoing services to the Fund, before the Fund’s independent registered public accounting firm commences providing such service to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit fees billed by the Fund’s accountant for services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund for the last two fiscal years:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2025	-0-	-0-
2024	-0-	-0-

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

(a)	Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund delegates proxy voting decisions to the Adviser. The proxy voting procedures of the Adviser are filed as Exhibit 19(c) herewith.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) The management of, and investment decisions for, the Fund are made by the Adviser’s portfolio investment committee (“PIC”).

The following table lists the individuals that are members of the PIC (the “Portfolio Managers”), their titles, the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years as of September 4, 2025:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years

Jody Gunderson; since inception; member of PIC	Managing Principal of the Adviser

James Ganley; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser

Lucas Detor; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser

David Fry; since inception; Portfolio Manager and member of PIC	Chief Risk Officer of the Adviser

Chris Hedberg; since inception; Portfolio Manager and member of PIC	Chief Operating Officer of the Adviser (2/1/23 to present); previously Chief Financial Officer of the Adviser

Matthew Bogart; since inception; Portfolio Manager and member of PIC	General Counsel of the Adviser

John Withrow; since inception; Portfolio Manager	Principal of the Adviser

Roger Newkirk; since inception; Portfolio Manager	Managing Director of the Adviser

(a) (2) (i)-(iii) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended June 30, 2025 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Jody Gunderson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0
James Ganley	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0
Lucas Detor	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0
David Fry	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0

Chris Hedberg	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0
Matthew Bogart	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	45	$16.6 billion	41	$16.1 billion
	Other Accounts	4	$3.0 billion	0	$0
John Withrow	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Roger Newkirk	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(a) (2) (iv) As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Investments by AB CarVal Personnel. The Adviser’s Code of Ethics places restrictions on trades by employees, including that they disclose their personal investment holdings and transactions to the Adviser on a periodic basis, and requires that employees pre-clear certain types of personal securities transactions. The Adviser’s employees may invest on behalf of themselves in investments that would be appropriate for, held by, or may fall within the investment guidelines of the Fund, in each case in compliance with the Adviser’s Code of Ethics.

The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.

Investments by Senior Management and Key Employees in the Fund and Other Accounts. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund

Other Activities of the Adviser. Conflicts of interest may arise from the fact that the Adviser currently provides, and may in the future provide, investment management services to other client accounts, including, without limitation, existing Other Accounts and other investment funds, separately managed accounts, proprietary accounts and other investment vehicles. Other Accounts may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the Fund, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. Even if an Other Account has investment objectives, programs or strategies which are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.

Allocating Investment Opportunities. The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act.

As a registered closed-end management investment company, the Fund will generally be limited in its ability to make any co-investments with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. In particular, the Fund may engage in such co-investments with one or more affiliates to the extent the only terms being negotiated consist of price and amount of securities to be acquired. The Fund has received an exemptive order from the SEC that permits it to participate in co-investments with Other Accounts, subject to the conditions and restrictions contained in the order.

(a) (3) The Adviser’s compensation program for its senior management is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Senior management receive a base salary and incentive compensation. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a pre-determined time period., On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The Adviser’s compensation philosophy for investment professionals emphasizes the discretionary nature of all incentive awards, including the allocation of incentive fees earned by the Adviser, and includes an extended vesting period. These features are designed to reward good corporate citizenship and seek to align incentives with the Fund’s interests.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 29, 2025, unless otherwise noted, is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Jody Gunderson*	Over $1,000,000
James Ganley*	Over $1,000,000
Lucas Detor	Over $1,000,000
David Fry*	$500,001 - $1,000,000
Chris Hedberg	$500,001 - $1,000,000
Matthew Bogart*	$500,001 - $1,000,000
John Withrow	$500,001 - $1,000,000
Roger Newkirk	$100,001 - $500,000

*	Information is as of August 30, 2025

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(a)(2)	Not applicable

19(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

19(a)(4)	Not applicable

19(a)(5)	Not applicable

19(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

19(c)	Adviser’s Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB CarVal Credit Opportunities Fund

By:	/s/ James Ganley
James Ganley
Principal Executive Officer

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Ganley
James Ganley
Principal Executive Officer

Date:	September 4, 2025

By:	/s/ Matthew Johnson
Matthew Johnson
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date:	September 4, 2025